                                                                   EXHIBIT 10.10


                                            Amended and Restated
                                            APPLICATION AND AGREEMENT
NATIONSBANK                                 FOR STANDBY LETTER OF CREDIT
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
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
LETTER OF CREDIT DEPARTMENT                                                 Letter of Credit Number         Date
Please issue an Irrevocable Letter of Credit                                (For NationsBank use only)
in favor of the Beneficiary substantially as
shown below and deliver the Credit by                                               142716                  SEPTEMBER 16, 1994
[  ] Regular Mail  [  ] Airmail  [  ] Courier  [  ] Teletransmission
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Applicant (full name and mailing address)                               BENEFICIARY (full name and mailing address; if courier
                                                                                    delivery requested full street address
UNITED DENTAL CARE, INC.                                                            must be provided)
14755 PRESTON ROAD, SUITE 300
DALLAS, TEXAS 75240                                                     OMEGA MARINE DEVELOPMENT, INC.
                                                                        C/O PAUL C. NETTINGA
For Account of (if different from Applicant)                            470 CAMINO ELEVADO
                                                                        BONITA, CALIFORNIA  92002
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Advising Bank (if left blank, NationsBank will choose as                Amount (in figures and words)
appropriate)
                                                                        SEVEN HUNDRED FIFTY-SIX THOUSAND TWO HUNDRED
                                                                        FORTY-TWO AND OO/100 DOLLARS ($756,242.00)

                                                                        Currency          (if left blank, U.S. dollars will apply)
                                                                        ------------------------------------------------------------
                                                                        Expiry Date (draft must be presented to drawee or for
                                                                        negotiation [when negotiable] on or before)

                                                                                     SEPTEMBER 16, 1998
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

Available by draft(s) at SIGHT drawn at NationsBank's option, on NationsBank or NationsBank's correspondent when accompanied by the following document(s):
(Please check the documents and fill in the blanks below as applicable)

[ ] A written statement purportedly signed by (if left blank the Beneficiary) ____________________________ with the following wording:

Quote  SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF.
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                                                                    Close Quote
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[  ] Other
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[  ] Issue as per attached exhibit marked exhibit ____________________(exhibit must be signed by the Applicant and becomes an integral part of this Application).

NOTE: If the Credit provides for automatic renewal without amendment, Applicant agrees that it will notify NationsBank in writing at least sixty (60) days prior to the last day specified in the Credit by which NationsBank must give notice of nonrenewal as to whether or not it wishes the Credit to be renewed. Any decision to renew or not renew the Credit shall be in NationsBank's sole discretion. Applicant hereby acknowledges that in the event NationsBank notifies the Beneficiary of the Credit that it has elected not to renew the Credit, the Credit may be drawn on if permitted by the terms of the Credit and further acknowledges and agrees that Applicant shall have no claim or cause of action against NationsBank or defense against payment under the Agreement for NationsBank's renewal or non-renewal of the Credit in the exercise of NationsBank's discretion as set forth above.

Multiple Drawings [  ] PROHIBITED (permitted if left blank)
===============================================================================
Special Instructions to NationsBank NOT TO BE INCLUDED IN THE CREDIT (if any):
















===============================================================================
The terms and conditions set out above and below, and any attached exhibits, supplements or schedules referred to in this Application, have been reviewed by Applicant, and by Applicant's signature below and for good and valuable consideration, Applicant agrees to the same and to be obligated and liable under the Agreement. In the event this Application requests an Account Party different from Applicant, then such party will sign below as Co-Applicant. COMPLETION AND SUBMITTAL OF THIS APPLICATION BY APPLICANT DOES NOT OBLIGATE NATIONSBANK TO ENTER INTO THE AGREEMENT OR ISSUE THE REQUESTED CREDIT.


UNITED DENTAL CARE, INC.
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Name of Company, or signature if Applicant is an individual     Name of Company, or signature if Co-Applicant is an individual

By /s/ MARK E. PAPE                                             By
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   Authorized Signature/Title                                       Authorized Signature/Title

14755 Preston Road, Suite 300
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Address                                                         Address

Dallas, Texas 75240
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                                (214) 458-7913
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Telephone                            Fax                        Telephone                               Fax

September 16, 1994
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Date                                                            Date

====================================================================================================================================

BANK USE ONLY

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
Approving NationsBank Officer - Signature       Approving NationsBank Officer - Printed         Officer Number

/s/ BRIAN SCHNEIDER                             Brian Schneider
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Officer - Title                                 Officer - Interoffice Address                   Cost Center Number

Vice President
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Buyer Telephone Number (area code and number)   Purpose Code                                    Officer Fax (area code and number)

====================================================================================================================================

Standard Letter 1:                            by: (Swift-telex-mail/fax)
                   ---------------------------
Standard Letter 2:                            by: (Swift-telex-mail/fax)
                   ---------------------------
Standard Letter 3:                            by: (Swift-telex-mail/fax)
                   ---------------------------

1. DEFINITIONS.
In the Agreement:
(1) "Agreement" means the Application, the terms and conditions set out above and below, and the Credit, together with any and all modifications, amendments and extensions of any thereof.

(2) "Applicable Interest Rate" means, unless otherwise defined in and governed by a separate agreement between NationsBank and Applicant, the lesser of the maximum lawful rate permitted by applicable law or a per annum rate (calculated on the basis of a 360 day year) equal to the sum of the prime rate of interest established by NationsBank from time to time (which is not necessarily the lowest or best rate of interest charged by NationsBank to any of its customers) plus three percent.

(3) "Applicant" means, singularly or collectively, and, if more than one, jointly and severally, each person or entity who has executed the Application as Applicant or Co-Applicant.

(4) "Application" means the foregoing application of Applicant relating to the Credit as such application may be amended or modified from time to time in accordance herewith.

(5) "Credit" or "Letter of Credit" means the letter of credit issued pursuant to the Application as it may be amended or modified from time to time in accordance herewith.

(6) "instrument" means the Credit or any draft, receipt, acceptance or written demand (to include teletransmissions) for payment under the Credit.

(7) "NationsBank" means the banking subsidiary of NationsBank Corporation that issues the Credit in the sole discretion of NationsBank.

(8) "property" means goods and any and all documents related thereto, securities, funds, choses in action, and any and all other forms of property, whether real, personal or mixed and any right or interest therein.

(9) "Addendum" means the Addendum attached hereto which is incorporated herein in its entirety.

2. PROMISE TO PAY.

(a) As to instruments drawn under or purporting to be drawn under the Credit, which are payable in United States currency: (i) in the case of each sight instrument, Applicant will reimburse NationsBank, at the address specified by NationsBank to Applicant, on demand, in United States currency, the amount paid thereon, or, if so demanded by NationsBank, upon the occurrence of an Event of Default (defined below) will pay to NationsBank in advance the amount required to pay the same; and (ii) in the case of each time instrument, Applicant will pay to NationsBank, at the address specified by NationsBank to Applicant, in United States currency, the amount thereof; on demand but in any event not later than one business day prior to maturity of such time instrument at the place specified by the Credit for payment.

(b) As to instruments drawn under or purporting to be drawn under the Credit, which are payable in currency other than United States currency: (i) in the case of each sight instrument, Applicant will reimburse NationsBank, at the address specified by NationsBank to Applicant, on demand, in United States currency, the equivalent of the amount paid under the instrument at NationsBank's then current selling rate of exchange for teletransmission to the place of payment in the currency in which such instrument is payable, or, if so demanded by NationsBank, will pay to NationsBank, in advance, in United States currency, the equivalent of the amount required to pay the same; and (ii) in the case of each time instrument. Applicant will pay to NationsBank, at the address specified by NationsBank to Applicant, on demand but in any event sufficiently in advance of maturity of such time instrument to enable NationsBank to arrange for cover to reach the place of payment not later than three business days prior to maturity, the equivalent of the time instrument in United States currency at NationsBank's then current selling rate of exchange for teletransmission to the place of payment in the currency in which such instrument is payable. If for any cause whatsoever there exists at the time in question no rate of exchange generally current for effecting transfers as above described, or such currency is not available for purchase by NationsBank, Applicant agrees to pay NationsBank on demand, at NationsBank's election, (i) an amount in United States currency equivalent to the actual cost to NationsBank of settlement of NationsBank's obligation to the holder of the instrument or other person, however and whenever such settlement shall be made by NationsBank, or (ii) an amount in United States currency equivalent to the estimated cost to NationsBank, as projected by NationsBank, of the future settlement of NationsBank's obligation to the holder of the instrument or other person, provided that upon the actual settlement of NationsBank's obligation, however and whenever occurring, NationsBank shall reimburse Applicant or Applicant shall pay to NationsBank, as the case may be, an amount in United States currency equal to the difference between the initial estimated payment by Applicant to NationsBank and the actual settlement amount paid by NationsBank.

(c) NationsBank may accept or pay any instrument presented to it, regardless of when drawn and whether or not negotiated, if such instrument, the other required documents and any transmittal advice are dated on or before the expiration date of the Credit, and NationsBank may honor, as complying with the terms of the Credit and of the Agreement, any instruments or other documents otherwise in order signed or issued by any person who is, or is in good faith believed by NationsBank to be, an administrator, executor, trustee in bankruptcy, debtor in possession, conservator, assignee for the benefit of creditors, liquidator, receiver or other legal representative or successor by operation of law of the party authorized under the Credit to draw or issue such instruments or other documents.

3. PROMISE TO PAY INTEREST AND FEES.

(a) Applicant will pay NationsBank, on demand: (i) NationsBank's fees set forth in the Addendum, (ii) unless expressly provided otherwise in the Application, all charges and expenses paid or incurred by NationsBank in connection with the Credit, including, without limitation, reasonable attorneys' fees for the enforcement of any rights hereunder, and (iii) interest on any amounts due by Applicant to NationsBank hereunder from the date due to the date of payment at the Applicable Interest Rate.

(b) No provision of the Agreement shall require the payment or permit the collection of interest in excess of the maximum rate permitted by applicable law.

4. CLEAN ADVANCES.

If the Application requests inclusion in the Credit of any provision for clean advances to the Beneficiary. NationsBank may place in the Credit such a provision in that respect as NationsBank may deem appropriate, under which any bank entitled to negotiate drafts under the Credit, acting in its discretion in each instance and upon the request and receipt in writing from the Beneficiary, may make one or more clean advances at any time on or prior to the date by which drafts are to be negotiated under the Credit. The aggregate of such advances shall in no event be more than the amount specified in the Application for clean advances, and whether or not specified therein in no event shall any such advance exceed the amount remaining available under the Credit at the time of the advance. While it is expected by Applicant that each such advance will be repaid by the Beneficiary to the bank that made the advance from the proceeds of any drafts drawn under the Credit, should any such advance not be thus repaid. Applicant will on demand pay NationsBank the amounts thereof as if such advances were evidenced by drafts drawn under the Credit. It is understood that neither NationsBank nor any bank which may make such advances shall be obligated to inquire into the use that may be made thereof by the Beneficiary and that NationsBank and each such bank shall be without liability for any wrongful use that may be made by the Beneficiary of any funds so advanced.

5. UNIFORM CUSTOMS AND PRACTICE.

The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue of the Credit by the International Chamber of Commerce (the "UCP"), shall in all respects be deemed a part hereof as fully as if incorporated herein and shall apply to the Credit. Unless expressly provided otherwise in the Credit, in the event any provision of the UCP is or is construed to vary from or be in conflict with the laws of the United States of America or any state thereof, as from time to time amended and in force, the UCP shall prevail to the extent permitted by applicable law.

6.  LICENSES AND COMPLIANCE.

Applicant will procure promptly any necessary licenses for the services performed or the import, export or shipping of property shipped under or pursuant to or in connection with the Credit, and will comply with all foreign and domestic laws, rules and regulations now or hereafter applicable to the transaction related to the Credit or applicable to the execution, delivery and performance by Applicant of the Agreement. Applicant further agrees to furnish to NationsBank such evidence in respect of the above as NationsBank may at any time require.

7.  INSURANCE.

Applicant shall keep such property as may be the subject of the Credit adequately covered by insurance in amounts, against risks and with companies satisfactory to NationsBank. Applicant hereby irrevocably grants its power of attorney to NationsBank and any of its officers, with the power of substitution, to endorse any check in the name of Applicant received in payment of any loss or adjustment.

8.  DEFAULT.

(a) In the event of the happening of any one or more of the following events (any such event being hereinafter called an "Event of Default"), namely: (i) the nonpayment of any obligations of Applicant to NationsBank (under the Agreement or otherwise), or to any other person or entity, now or hereinafter existing, when due, or (ii) the failure of Applicant to perform or observe any other term or covenant of the Agreement, or (iii) the dissolution or termination of existence of Applicant, or (iv) the institution by or against Applicant or any proceeding seeking to adjudicate Applicant a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of Applicant or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian, or other similar official for Applicant or for any substantial part of its property, or (v) any seizure, vesting or intervention by or under authority of a government by which the management of Applicant is displaced or its authority in the control of its business is curtailed, or (vi) the attachment of or restraint as to any funds or other property which may be in, or come into, the possession or control of NationsBank, or of any third party acting on NationsBank's behalf, for the account or benefit of Applicant, or the issuance of any order of court or other legal process against the same, or (vii) the occurrence of any of the above events with respect to any person or entity which has guaranteed any obligations of Applicant to NationsBank (under the Agreement or otherwise); then, or at any time after the happening of such event, the amount of the Credit, as well as any and all other obligations of Applicant under the Agreement, shall, at NationsBank's option, and whether or not otherwise then due and payable, become due and payable immediately without demand upon or notice to Applicant.

(b) Upon the occurrence and during the continuance of any Event of Default, NationsBank is hereby authorized to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by NationsBank or any subsidiary or affiliate of NationsBank to or for the credit or the account of Applicant against any and all of Applicant's obligations to NationsBank under the Agreement, irrespective of whether or not NationsBank shall have made any demand under the Agreement and although such deposits, indebtedness or obligations may be unmatured or contingent. NationsBank's rights under this
Section 8(b) are in addition to other rights and remedies (including, without limitation, other rights of set-off) which NationsBank may have.

9.  SECURITY.

(a) As collateral for the payment of any and all obligations of Applicant to NationsBank under the Agreement, Applicant hereby grants to NationsBank a security interest in (i) any and all documents of title, policies or certificates of insurance and other documents accompanying or related to instruments drawn under the Credit, and any and all other property shipped under or in connection with the Credit or in any way related thereto or to any of the instruments drawn thereunder (whether or not such documents or property are released to or upon the order of Applicant in trust or otherwise) and (ii) any and all proceeds and products of the foregoing. Also to secure the payment of any and all obligations of Applicant under the Agreement, NationsBank shall be subrogated to the rights (but shall have none of the obligations) of Applicant in respect of any transaction to which the Credit relates. Insofar as any property which may be held by NationsBank, or for NationsBank's account, as collateral hereunder may be released to or upon the order of Applicant. Applicant hereby acknowledges that such delivery of property is in trust pending satisfaction of Applicant's payment obligations to NationsBank, and hereby agrees to execute and/or file such receipts, agreements, forms or other documents as NationsBank may request to further evidence NationsBank's interests in such property, it being understood that NationsBank's rights as specified therein shall be in furtherance of and in addition to (but not in limitation of) NationsBank's rights hereunder. NationsBank is hereby authorized, at its option at any time and with or without notice to Applicant, to transfer to or register in its name or the name of any NationsBank's nominees all or any part of the property subject to any of the security interests granted under or contemplated by the Agreement. NationsBank is also authorized, at its option, to file financing statements without the signature of Applicant with respect to all or any part of such property. Applicant will pay the cost of any such filing and, upon NationsBank's request, sign such instruments, documents or other papers, and take such other action, as NationsBank may reasonably require to perfect such security interests.

(b) If any Event of Default shall have occurred and be continuing, NationsBank may exercise in respect of the property subject to any of the security interests granted under or contemplated by the Agreement all the rights and remedies of a secured party on default under the applicable Uniform Commercial Code or any other applicable law, and also may, without notice except as specified below, sell such property or any part thereof in one or more parcels at public or private sale, at any NationsBank office or elsewhere, for cash, on credit or for future delivery, and upon such other terms as NationsBank may deem commercially reasonable. To the extent notice of sale of such property shall be required by law, reasonable notification shall be satisfied by written notice mailed or delivered to Applicant at the address specified about at least ten business days prior to the date of public sale or prior to the date after which private sale is to be made. Applicant will pay to NationsBank on demand all costs and expenses (including, without limitation, reasonable attorney's fees and legal expenses) related or incidental to the custody, preservation or sale of, or collection from, or other realization upon, any of such property or related or incidental to the establishment, preservation or enforcement of NationsBank's rights in respect of any such property. In the event of sale of, collection from, or other realization upon all or any part of such property. NationsBank may, in its discretion, hold the proceeds thereof as additional collateral hereunder or when or at any time thereafter apply the proceeds thereof to the payment of such of the costs and expenses referred to above and such of the obligations of Applicant under the Agreement, whether or not then due, as NationsBank may determine in its discretion, any surplus to be paid over to Applicant or to whomever may be lawfully entitled to receive such surplus.

10.  INDEMNITY.

Applicant will indemnify and hold NationsBank (such term to include for purposes of this paragraph NationsBank's affiliates and its and its affiliates' officers, directors, employees and agents) harmless from and against (i) all loss or damage arising out of NationsBank's issuance of, or any other action taken by NationsBank in connection with, the Credit other than loss or damage resulting from the gross negligence or willful misconduct of the party seeking and modification, and (ii) all costs and expenses (including reasonable attorney's fees and legal expenses) of all claims or legal proceedings arising out of NationsBank's issuance of the Credit or incident to the collection of amounts owed by Applicant hereunder or the enforcement of NationsBank's rights hereunder, including, without limitation, legal proceedings related to any court order, injunction, or other process or decree restraining or seeking to restrain NationsBank from paying any amount under the Credit. Additionally, Applicant will indemnify and hold NationsBank harmless from and against all claims, losses, damages, suits, costs or expenses arising out of Applicant's failure to timely procure licenses or comply with applicable laws, regulations or rules, or any other conduct or failure of Applicant relating to or affecting the Credit.

11. EFFECT OF WAIVERS

No delay, extension of time, renewal, compromise or other indulgence which may occur or be granted by NationsBank shall impair NationsBank's rights or powers hereunder. NationsBank shall not be deemed to have waived any of its rights hereunder, unless NationsBank or its authorized agent shall have signed such waiver in writing.

12. FINANCIAL INSTITUTION APPLICANT

If Applicant or Co-Applicant is a financial institution (the "Financial Institution") the Financial Institution hereby requests the issuance of the Credit for its customer (the "Customer"), who has also executed the Application as Applicant or Co-Applicant. In consideration of such issuance and as a direct and primary obligation, the Financial Institution agrees to pay to NationsBank all amounts owed by the Customer under the Agreement when due, and to pay to NationsBank its fees and expenses according to its fee schedule from time to time in effect. The Financial Institution hereby grants to NationsBank a security interest in all of the property in which the Customer has heretofore granted or may hereafter grant to the Financial Institution a security interest to secure the obligations of the Customer to the Financial Institution arising out of the execution of the Application by the Financial Institution.

13. MISCELLANEOUS.

(a) Any notice from NationsBank to Applicant shall be deemed given when given in accordance with the Addendum.

(b) Each provision of the Agreement shall be interpreted in such manner as to be effective and valid under applicable law but if any provision of the Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Agreement.

(c) If any law, treaty, regulation or the interpretation thereof by any court or administrative or governmental authority shall impose, modify or deem applicable any capital, reserve, insurance premium or similar requirement against letters of credit issued by NationsBank and the result thereof shall be to increase the cost to NationsBank of making any payment under or issuing or maintaining the Credit or to reduce the yield to NationsBank in connection with the Credit or the Agreement, then, on demand, Applicant will pay to NationsBank, from time to time, such additional amounts as NationsBank may in good faith determine to be necessary to compensate NationsBank for such increased cost or reduced yield.


(d) Any and all payments made to NationsBank hereunder shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, excluding taxes imposed on net income and all income and franchise taxes of the United States and any political subdivisions thereof (such nonexcluded taxes being herein called "Taxes). If Applicant shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 13(d)), NationsBank shall receive an amount equal to the sum NationsBank would have received had no such deductions been made, (ii) Applicant shall make such deductions, and (iii) Applicant shall pay the full amount deducted to the relevant authority in accordance with applicable law. Applicant will indemnify NationsBank for the full amount of Taxes (including, without limitation, any Taxes imposed by any jurisdiction on amounts payable under this Section 13(d)) paid by NationsBank and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. The indemnification shall be made within 30 days from the date NationsBank makes written demand therefor. Within 30 days after the date of any payment of Taxes, Applicant will furnish to NationsBank the original or a certified copy of a receipt evidencing payment thereof.

(e) The Agreement shall be binding upon Applicant, its successors and assigns, and shall inure to the benefit of NationsBank, its successors, transferees and assigns; provided that any assignment by Applicant of any of its rights or obligations under the Agreement without the prior written consent of NationsBank shall be void.

(g) Any action, inaction, waiver or omission taken or suffered by NationsBank or by any of NationsBank's correspondents under or in connection with the Credit or any related instruments, services or property, if in good faith and in conformity with foreign or domestic laws, regulations or customs applicable thereto, shall be binding upon Applicant and shall not place NationsBank or any of NationsBank's correspondents under any resulting liability to Applicant. Without limiting the generality of the foregoing, NationsBank and NationsBank's correspondents may act in reliance upon any written, oral, telephonic, telegraphic, facsimile or other request or notice, believed in good faith to have been authorized, whether or not given or signed by an authorized person and any such written, oral, telephonic, telegraphic, facsimile or other request or notice, shall be binding on Applicant.

(h) Except as provided in Section 13(g), no term or provision of the Agreement can be changed orally, and no executory agreement shall be effective to modify or to discharge the Agreement unless such executory agreement is in writing and signed by NationsBank. Applicant's payment and indemnity obligations under the Agreement shall survive payment under or expiration of the Credit or termination of this Agreement.

14. JURISDICTION AND WAIVER.

Applicant hereby irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in the city, county, or district in Dallas County Texas over any action or proceeding arising out of or relating to the Agreement, and Applicant hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined in such State or Federal court. APPLICANT HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING AND THE LACK OF PERSONAL JURISDICTION. TO THE FULLEST EXTENT IT MAY LAWFULLY AND EFFECTIVELY DO SO, EACH OF APPLICANT AND NATIONSBANK WAIVES THE RIGHT TO TRIAL BY JURY. Applicant irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Applicant at the last business address furnished by Applicant to NationsBank. Applicant agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing, however, in this Section 14, shall affect the right of NationsBank to serve legal process in any other manner permitted by law or affect the right of NationsBank to bring any action or proceeding against Applicant or its property in the courts of any other jurisdiction. Moreover, to the extent that Applicant has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, Applicant hereby irrevocably waives such immunity in respect of its obligations under the Agreement.

15. FINAL AGREEMENT.

EXCEPT AS PROVIDED IN SECTION 13(g), THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

                                   ADDENDUM
                                      TO
                             AMENDED AND RESTATED
                          APPLICATION AND AGREEMENT
                         FOR STANDBY LETTER OF CREDIT

1. Amendment and Restatement. This Agreement is in amendment and restatement of that certain Application and Agreement for Standby
      Letter of Credit dated September 16, 1994, executed by Applicant in favor of NationsBank.

2. Letter of Credit Fees. Applicant shall pay to NationsBank a fee determined at the rate per annum which shall be equal to one percent (1%) (computed on the basis of actual number of days elapsed in a year consisting of 365 or 366 days, as applicable) on the face amount remaining to be drawn on the Letter of Credit as of the beginning of each quarter during the term of such Letter of Credit. Such letter of credit fee shall be payable quarterly in advance commencing on the date hereof, and thereafter, on the fifteenth (15th) day of each December, March, June and September until termination or cancellation of this Letter of Credit.

      Notwithstanding the foregoing, for each day on which there shall exist and be continuing an Event of Default, the rate per annum at which the letter of credit fee referred to in (b) above shall accrue shall be one and one-half percent (1.5%), instead of one percent (1%), per annum.

      Applicant acknowledges and agrees that the letter of credit fees are intended as reasonable compensation to NationsBank for issuing the Letter of Credit and for making available amounts for draw(s) thereunder as described herein and therein and for no other purpose. All fees referred to in this Section shall be payable to NationsBank in federal or other immediately available funds at NationsBank's address set forth herein.

3.    Notwithstanding anything contained to the contrary herein:

                (a) Applicant shall reimburse NationsBank for each draw (whether partial or full) under the Letter of Credit immediately after the payment of such draw by NationsBank; and

                (b) such reimbursement obligations shall bear interest at a rate per annum which shall from day to day be equal to (i) from (and including) the date of the payment of such draw by NationsBank until the third (3rd) day following the date on which NationsBank shall notify Applicant of such drawing, the lesser of the (A) maximum rate allowed by applicable law and (B) the variable rate of interest established from time to time by NationsBank as its general reference rate of interest (which rate of interest may not be the lowest rate charged by NationsBank on similar loans) plus one percent (1%), and (ii) from (and including) such third (3rd) day until (but excluding) the date such reimbursement obligations are paid, the maximum lawful rate.

4. Payment of Reimbursement Obligations. Applicant agrees to pay to NationsBank all reimbursement obligations, interest and other amounts payable to NationsBank under or in connection with the Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which Applicant may have at any time against NationsBank or any other person. Each such payment shall be made to NationsBank in Federal or other immediately available funds at the NationsBank's address set forth below.

5.      INDEMNIFICATION; EXONERATION.

                (a) INDEMNIFICATION. In addition to amounts payable as elsewhere provided herein, APPLICANT HEREBY AGREES TO PROTECT, INDEMNIFY, PAY AND SAVE NATIONSBANK AND ITS DIRECTORS, OFFICERS, AGENTS, ATTORNEYS AND EMPLOYEES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, DAMAGES, LOSSES, COSTS, CHARGES AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) WHICH NATIONSBANK MAY INCUR OR BE SUBJECT TO as a consequence, direct or indirect, of (i) Applicant's failure to make payments to NationsBank as required hereunder, (ii) the issuance of any Letter of Credit other than as a result of the gross negligence or willful misconduct of NationsBank, as determined by an arbitrator or arbitrators, or a court of competent jurisdiction, as appropriate, (BUT INCLUDING AS A RESULT OF THE ORDINARY NEGLIGENCE OF NATIONSBANK); or (iii) the failure of NationsBank to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto governmental authority.

                (b) Assumption of Risk by Applicant. As between Applicant and NationsBank, Applicant assumes all risks of the acts and omissions of, or misuse of the Letter of Credit by, the beneficiary of the Letter of Credit. In furtherance and not in limitation of the foregoing, NationsBank shall not be responsible:

                        (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; and

                        (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign the Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; and

                       (iii) so long as the documentation delivered to NationsBank conforms on its face to the requirements of the applicable Letter of Credit, for failure to the beneficiary of the Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; and

                        (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher, except for errors caused by the gross negligence or willful misconduct of NationsBank; and

                        (v) for errors in interpretation of technical terms, except for errors caused by the gross negligence or willful misconduct of NationsBank; and

                        (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under the Letter of Credit or of the proceeds thereof, except for loss or delay caused by the gross negligence or willful misconduct of NationsBank; and

                        (vii) for the misapplication by the beneficiary of the Letter of Credit of the proceeds of any drawing under such Letter of Credit; and

                (viii) for any consequences arising from causes beyond the control of NationsBank.

            None of the above shall affect, impair, or prevent the vesting of any of NationsBank's rights or powers under this Section.

            (c) Exoneration. In furtherance and extension, and not in limitation, of the specific provisions hereinabove set forth, any action taken omitted by NationsBank under or in connection with the Letter of Credit, if taken or omitted in good faith, shall not put NationsBank under any resulting liability to Applicant or relieve Applicant of any of its obligations hereunder to any Person.

6. Financial Reports. Applicant shall promptly deliver to NationsBank such information concerning the business, properties or financial condition of Applicant as NationsBank shall reasonably request including financial statements or other reports or notices provided to shareholders of Applicant or filed with the Securities and Exchange Commission, all press releases and any other statements made available generally by Applicant to the public concerning material developments in the business of Applicant.

7. Notices. Any communications required or permitted to be given by this Agreement must be (i) in writing and personally delivered or mailed by prepaid certified or registered mail, or (ii) made by facsimile transmission delivered or transmitted, to the party to whom such notice of communication is directed, to the address of such party shown below:

                        If to Applicant:

                        UNITED DENTAL CARE, INC.
                        14755 Preston Road
                        Suite 300
                        Dallas, Texas 75240
                        Attn: Mark E. Pape
                        Telecopy No.: (214) 458-7963


                        If to NationsBank:

                        NATIONSBANK OF TEXAS, N.A.
                        901 Main Street, 7th Floor
                        P.O. Box 831000
                        Dallas, Texas 75283-1000
                        Attn: Brian Schneider
                        Telecopy No.: (214) 508-3139

        Any such communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered or, if transmitted by facsimile transmission, on the day that such communication is transmitted as aforesaid subject to telephone confirmation of receipt. Any party may change its address for purposes of this Agreement by giving notice of such change to the other parties pursuant to this Section.

                          IRREVOCABLE LETTER OF CREDIT
                          ----------------------------


Beneficiary:

Omega Marine Development, Inc.
c/o Paul C. Nettinga
470 Camino Elevado
Bonita, California 92002

Issue Date:  September 16, 1994
Amount:  $756,242.00
Irrevocable Letter of Credit No. 142716
Effective Date:  September 16, 1994
Expiry Date:  September 16, 1998

Gentlemen/Ladies:

      For the account of our client, United Dental Care, Inc. (the "Account Party"), we hereby open our irrevocable Letter of Credit (the "Credit") in your favor for an amount not to exceed in the aggregate SEVEN HUNDRED FIFTY-SIX THOUSAND TWO HUNDRED FORTY-TWO AND 00/100 DOLLARS ($756,242.00) effective September 16, 1994 and expiring on September 16, 1998, at 5:00 p.m. Dallas, Texas time (the "Expiry Date"). The Maximum Amount Available (herein so called) under this Credit shall be the following amounts during the following periods (less the amount of any prior draws hereunder): $756,242.00 until but excluding January 31, 1995; $645,061.00 on January 31, 1995 and thereafter, until but excluding January 31, 1996; $528,321.00 on January 31, 1996 and thereafter, until but excluding January 31, 1997; $405,775.00 on January 31, 1997 and thereafter, until but excluding January 31, 1998; and $277,038.00 on January 31, 1998 and thereafter, until and including the Expiry Date. The amount available under this Credit shall be available by your draft in the form of Exhibit A hereto drawn on us at sight bearing the clause "Drawn under NationsBank of Texas, N.A. Irrevocable Letter of Credit No. 142716, "and accompanied by an executed certificate in the form of Exhibit B hereto (with blanks completed), each executed by the Beneficiary, which exhibits are incorporated herein by reference as though set forth in full herein. The original of this Credit must accompany any drawing presented to us hereunder.

      This Credit is transferrable in its entirety (but not in part) to any transferee; the transferee shall succeed to all of the rights of the transferor hereunder; and such Credit may be successively transferred. Upon any such transfer, the transferee shall be deemed to be the beneficiary hereunder. Transfer of this Credit to such transferee shall be effective upon the presentation to us of the Credit, accompanied by the transfer form attached hereto as Exhibit C, with blanks appropriately completed and signed by the transferor, and upon such presentation, we shall issue a substitute Credit on the same terms as the Credit, designating the transferee as the beneficiary hereunder.

         This Credit sets forth in full our undertaking to you. This Credit and the exhibits hereto shall not be in any way modified, amended, amplified or limited by reference to any documents, instruments, or agreements referred to herein, except only any certificates and drafts referred to herein; and any such reference to any such documents, instruments or agreements shall not be deemed to incorporate herein by reference any document, instrument or agreement, except for any such certificates or drafts. It is agreed by all parties hereto that the references to any non-competition agreement or consulting agreement in Exhibit B are for identification purposes only, and the references shall not be construed in any manner to require us to inquire into their terms and conditions or as to whether any or all parties thereto have adequately performed.

         Except to the extent inconsistent with the terms hereof, this Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (the "Uniform Customs"). This Credit is a contract made under the laws of the State of Texas and shall, as to matters not governed by the Uniform Customs, be governed by the laws of the State of Texas, including the Uniform Commercial Code as adopted in the State of Texas.

         We hereby agree with you that a draft drawn and presented in conformity with the terms of this Credit will be duly honored in accordance with its payment instructions if presented to us at our principal banking office, 901 Main Street, 9th Floor, Letter of Credit Department, Dallas, Texas 75202, on or before the Expiry Date. If a demand for payment made by you hereunder does not in any instance conform to the terms and conditions of this Credit, we shall give you prompt notice that the demand for payment was not effected in accordance with the terms and conditions of this Credit, shall state the reasons therefor, and will, upon your instructions, hold any documents at your disposal or return same to you. Upon being notified that the demand for payment was not effected in conformity with this Credit, you may, prior to the Expiry Date, attempt to correct any such nonconforming demand for payment to the extent that you are entitled to do so.

                                            Sincerely,

                                            NATIONSBANK OF TEXAS, N.A.


                                            By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                  EXHIBIT A



                                                  _____________________, _______
                                                        city              state

                                                          _______________, 199__



         DRAFT DRAWN UNDER NATIONSBANK OF TEXAS, N.A., DALLAS, TEXAS
                   IRREVOCABLE LETTER OF CREDIT NO. 142716



at sight:

PAY TO _________________________________________________________________________

U.S $___________________________________________________________________________

FOR VALUE RECEIVED AND CHARGE TO ACCOUNT OF THE ABOVE-REFERENCED LETTER OF
CREDIT.

                                                   _____________________________
                                                                     Beneficiary


*BY FEDERAL FUNDS WIRE TRANSFER
TO CREDIT ACCOUNT NO. ________________
AT____________________________________
IN THE NAME OF _______________________

                                  EXHIBIT B

                         CERTIFICATE OF DRAW REQUEST

                             _____________, 199_




NationsBank of Texas, N.A.
901 Main Street, 9th Floor
Letter of Credit Department
Dallas, Texas 75202

I, _______________________________________, do hereby certify:

        1.     _________________________________ is Beneficiary ("Beneficiary")
under NationsBank of Texas, N.A. Irrevocable Letter of Credit No. 142716 dated September 16, 1994 (the "Credit") for the account of United Dental Care, Inc. or its successors and assigns (the "Account Party"). Beneficiary is, contemporaneously herewith, drawing under the Credit. All terms used herein which are defined in the Credit have the respective meanings set forth therein.

        2. Beneficiary is a party to that certain Non-Competition Agreement and that certain Consulting Agreement each dated as of September 16, 1994 and entered into by Beneficiary and the Account Party (the "Agreements"). The Account Party has defaulted on its obligation to pay Beneficiary pursuant to the terms of a least one of the Agreements.

        3. The total amount which is due and payable under the Agreements is $___________, as of __________, 199__, and the amount of draft accompanying this Certificate does not exceed such amount.

        4. The amount of the draft accompanying this Certificate does not exceed the Maximum Amount Available to be drawn under the Credit.

        5. On _______________, 199__, Beneficiary duly gave written notice of default by the Account Party under at least one of the Agreements and of Beneficiary's intention to draw upon the Credit by depositing such notice in the U.S. mail, postage prepaid, first class certified mail, return receipt requested. Such written notice indicated that the Account Party had ten (10) days from the deposit of the notice in the U.S. mail to cure its default. At least ten (10) days have passed since the notice was so deposited and the Account Party has not cured its default.

                                                Very truly yours,



                                                --------------------------------
                                                Beneficiary

                                  EXHIBIT C

                           INSTRUCTIONS TO TRANSFER

NationsBank of Texas, N.A.
901 Main Street, 7th Floor
Letter of Credit Department
Dallas, Texas 75202

        Re:     NationsBank of Texas, N.A. Irrevocable Letter of Credit
                No. 142716

Gentlemen:

                All terms used herein which are defined in the above-captioned Letter of Credit used by you (the "Credit") have the respective meanings set forth therein.

                Beneficiary under the Credit hereby irrevocably instructs you to transfer the Credit to:


                ------------------------------------
                (Name of Transferee)

                ------------------------------------
                (Address)

                ------------------------------------

                By this transfer, all rights of Beneficiary in the Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as Beneficiary thereof; provided, however, that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Credit pertaining to transfer.

                The Credit is returned herewith and, in accordance herewith, we ask that this transfer be effected.

                The individual signing below hereby represents that he or she is the Beneficiary under the Credit.

                                                Very truly yours,



                                                --------------------------------
                                                Beneficiary